EXHIBIT  32.

(a).
                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
     In connection with the Annual Report on Form 10-K of Clayton Homes, Inc. (the "Company") for the period ended June 30, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Kevin T. Clayton, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. 1350,
as  adopted  pursuant  to   906  of  the  Sarbanes-Oxley  Act  of  2002,  that:
     (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
     (2) the information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.



/s/  Kevin  T.  Clayton
-----------------------
Kevin T. Clayton
Chief Executive Officer
October 14, 2003

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(b).
                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
     In connection with the Annual Report on Form 10-K of Clayton Homes, Inc. (the "Company") for the period ended June 30, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, John J. Kalec, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. 1350,
as  adopted  pursuant  to   906  of  the  Sarbanes-Oxley  Act  of  2002,  that:
     (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
     (2) the information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.


/s/  John J. Kalec
-----------------------
John J. Kalec
Executive Vice President and
Chief Financial Officer
October 14, 2003

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